UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2007

Storm Cat Energy Corporation
 (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32628	06-1762942
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1125 17th Street, Suite 2310, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 991-5070

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K for Storm Cat Energy Corporation (“Storm Cat”), filed with the Securities and Exchange Commission (the “SEC”) on January 25, 2007, Storm Cat entered into a Series A Note Purchase Agreement (the “Series A Purchase Agreement”) for a private placement of Series A Subordinated Convertible Notes due March 31, 2012 (the “Series A Notes”) with a group of accredited investors (the “Series A Private Placement”).  Under the Series A Purchase Agreement, Storm Cat agreed to sell and issue Series A Notes in a total aggregate amount of $18,535,000.

The Series A Notes will mature on March 31, 2012, unless earlier converted, redeemed or repurchased.  The Series A Notes bear interest at a rate of 9 1/4% per annum, commencing on January 30, 2007. Interest on the Series A Notes is payable quarterly in arrears on March 31, June 30, September 30 and December 15 of each year, beginning on June 30, 2007.  The Series A Notes will be convertible into Storm Cat’s Common Shares at a price of $1.17 per share, as may be adjusted in accordance with the terms of the Series A Notes, and Storm Cat may force the conversion of the Series A Notes at any time after 18 months from the closing date that Storm Cat’s Common Shares trade above $2.05, as may be adjusted, for 20 days within a period of 30 consecutive trading days.  Storm Cat closed the transaction contemplated by the Series A Purchase Agreement and issued the Series A Notes on January 30, 2007.

The foregoing is qualified in its entirety by reference to the Series A Purchase Agreement, a conformed copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference and the form of Series A Note, which is attached hereto as Exhibit 4.1 incorporated herein by reference.

As previously reported, Storm Cat entered into a registration rights agreement with the investors requiring Storm Cat to file with the SEC a Registration Statement covering Storm Cat’s Common Shares to be issued upon conversion of the Series A Notes.  Generally, if a Registration Statement is not filed within 30 days of the closing of the Series A Private Placement, or is not declared effective within 90 days, or later in certain specified circumstances, of the closing of the Series A Private Placement, then Storm Cat will be liable to make pro rata payments to each investor in an amount equal to 1.0% of the aggregate amount invested by such investor for each 30-day period or pro rata for any portion thereof following such deadlines, but not to exceed 10% of such aggregate amount invested.  The registration rights agreement contains indemnification provisions and other terms customary for agreements of its type.  The foregoing is qualified in its entirety by reference to the registration rights agreement, a conformed copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On January 30, 2007, Storm Cat entered into an amendment (the “Combined Amendment”) to (a) the Credit Agreement (the “U.S. Credit Agreement”), between Storm Cat, Storm Cat Energy (USA) Corporation, a wholly owned subsidiary of Storm Cat, JPMorgan Chase Bank, N.A., as Global Administrative Agent, and the Lender party thereto (as such U.S. Credit Agreement has been previously amended) and (b) the Credit Agreement (the “Canadian Credit Agreement” and together with the U.S. Credit Agreement, the “Combined Credit Agreements”), between Storm Cat, JPMorgan Chase Bank, N.A., as Global Administrative Agent, and the Lender party thereto.  Storm Cat entered into the Combined Amendment to, among other things, permit Storm Cat to incur subordinated unsecured indebtedness from the issuance of (a) Series A Subordinated Convertible Notes due March 31, 2012, and (b) Series B Subordinated Convertible Notes due March 31, 2012, in an aggregate outstanding principal balance at any time of not greater than $50,195,000 (together the “Subordinated Convertible Notes”).

The Combined Amendment contains customary representations and warranties (including those relating to absence of defaults, authority and enforceability and approvals). In addition, pursuant to the Combined Amendment, Global Administrative Agent expressly consents to and waives any provisions of the Combined Credit Agreements which would prohibit the offering and issuance of the Subordinated Convertible Notes.  The foregoing is qualified in its entirety by reference to the Combined Amendment, a conformed copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

On January 31, 2007, Storm Cat issued a news release announcing the closing of the Series A Private Placement and issuance of the Series A Notes, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this report by reference.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02               Unregistered Sales of Equity Securities.

Pursuant to the Series A Purchase Agreement disclosed in Item 1.01 above, Storm Cat issued and sold $18,535,000 in principal amount of the Series A Notes on January 30, 2007.  The net proceeds to Storm Cat after deducting the placement agent’s fees and estimated offering expenses are estimated to be approximately $17,303,000.

The issuance of the Series A Notes were made in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) and Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1	Form of Series A Subordinated Convertible Note due March 31, 2012, issued by Storm Cat Energy Corporation to each investor in the Series A Private Placement

10.1	Series A Note Purchase Agreement, dated as of January 19, 2007, by and among Storm Cat Energy Corporation and the investors set forth therein

10.2	Convertible Notes Registration Rights Agreement, dated as of January 19, 2007, by and among Storm Cat Energy Corporation and the investors set forth therein

10.3

First Amendment to Combined Credit Agreements, dated as of January 30, 2007, by and among Storm Cat Energy, Storm Cat Energy (USA) Corporation, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch and the Lenders thereto

99.1	News Release, issued January 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORM CAT ENERGY CORPORATION

Date: February 5, 2007	By:	/s/ Paul Wiesner
	Name:	Paul Wiesner
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Series A Subordinated Convertible Note due March 31, 2012, issued by Storm Cat Energy Corporation to each investor in the Series A Private Placement

10.1	Series A Note Purchase Agreement, dated as of January 19, 2007, by and among Storm Cat Energy Corporation and the investors set forth therein

10.2	Convertible Notes Registration Rights Agreement, dated as of January 19, 2007, by and among Storm Cat Energy Corporation and the investors set forth therein

10.3

First Amendment to Combined Credit Agreements, dated as of January 30, 2007, by and among Storm Cat Energy, Storm Cat Energy (USA) Corporation, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch and the Lenders thereto

99.1	News Release, issued January 31, 2007.